UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2017

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.

(Exact Name of Registrant as specified in its charter)

Cayman Islands	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 East 55th Street 18th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 593-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act . ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 21, 2017, Avista Healthcare Public Acquisition Corp., a Cayman Islands exempted company (“AHPAC”), Avista Healthcare Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of AHPAC (“Merger Sub”), Avista Healthcare NewCo, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of AHPAC (“NewCo”), Envigo International Holdings, Inc., a Delaware corporation (“Envigo”) and Jermyn Street Associates, LLC, solely in its capacity as Shareholder Representative (as defined therein), entered into a Transaction Agreement (the “Transaction Agreement”).

Pursuant to the Transaction Agreement, among other things, (i) AHPAC will transfer by way of continuation out of the Cayman Islands into the State of Delaware or domesticate as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law, as amended and the Cayman Islands Companies Law (2016 Revision) (the “Domestication”); (ii) Merger Sub will merge with and into Envigo, the separate corporate existence of Merger Sub will cease and Envigo will be the surviving corporation and a direct wholly-owned subsidiary of AHPAC (the “First Merger”) (Envigo, in its capacity as the surviving corporation in the First Merger, is sometimes referred to as the “Surviving Corporation”) and (iii) the Surviving Corporation will merge with and into NewCo, the separate corporate existence of the Surviving Corporation will cease and NewCo will be the surviving company and a direct wholly-owned subsidiary of AHPAC (the “Second Merger”, and together with the First Merger and other transactions contemplated by the Transaction Agreement the “Business Combination”).

The Transaction Agreement and the Business Combination were unanimously approved by the Board of Directors of Avista (the “Avista Board”) on August 20, 2017.

The Transaction Agreement

Consideration payable to Envigo Equity Holders

Subject to the terms and conditions of the Transaction Agreement, the consideration to be paid in respect of each share of Envigo’s Class A common stock, par value $0.01 (“Envigo Common Stock”) issued and outstanding immediately prior to the effective time of the First Merger, shall be, at the holder’s election:

•                  (i)

•                  (a) an amount in cash equal to the quotient obtained by dividing (x) $390,133,441, subject to certain adjustments by (y) the fully diluted total shares of Envigo (the “Per Share Merger Value”);

•                  (b) an amount in cash equal to the product of (x) $10.00 multiplied by (y) the quotient obtained by dividing (A) 3,875,000 by (B) the fully diluted total shares of Envigo (collectively, (a) and (b) the “Per Share Cash Consideration”);

•                  (c) a number of warrants to purchase one half of one share of AHPAC Common Stock equal to the quotient obtained by dividing (x) 4,100,000 by (y) the fully diluted total shares of Envigo; and

•                  (d) such holder’s pro rata share of certain payments under the Tax Receivable Agreement (as defined below), subject to the terms and conditions set forth therein (collectively, (a) through (d) the “Per Share Total Cash Consideration”); or

•                  (ii)

•                  (a) a number of newly issued shares of Class A common stock, par value $0.0001, of AHPAC (after giving effect to the Domestication)  (“AHPAC Common Stock”) equal to the quotient obtained by dividing (x) the Per Share Merger Value by (y) $10.00 (the “Per Share Stock Consideration”);

•                  (b) a number of shares of AHPAC Common Stock equal to the quotient obtained by dividing (x) 3,875,000 by (y) the fully diluted total shares of Envigo;

•                  (c) a number of warrants to purchase one half of one share of AHPAC Common Stock at a price of $11.50 per share (“AHPAC Warrants”) equal to the quotient obtained by dividing (x) 4,100,000 by (y) the fully diluted total shares of Envigo; and

•                  (d) such holder’s pro rata share of certain payments under the Tax Receivable Agreement (collectively, (a)

through (d), the “Per Share Total Stock Consideration”).

Subject to the terms and conditions of the Transaction Agreement, the consideration to be paid in respect of each warrant to purchase one share of Envigo Common Stock (“Envigo Series A Warrants”) and each warrant to purchase one share of Envigo’s Class B Common Stock, par value $0.01 per share (“Envigo Series B Warrants”) shall be, at the holder’s election, converted into either a warrant to purchase, for each share of Envigo Common Stock or Envigo Class B Common Stock, (a) the Per Share Total Cash Consideration (net of the exercise price) or (b) the Per Share Total Stock Consideration (net of the exercise price).

Subject to the terms and conditions of the Transaction Agreement, the consideration to be paid in respect of each share of Envigo Common Stock underlying an option to purchase shares of Envigo Common Stock or a stock appreciation right granted in respect of Envigo Common Stock for which the Per Share Merger Value is greater than the exercise price or base price, as applicable, shall be, at the holder’s election, either (a)(i) an amount in cash equal to the Per Share Merger Value, less the exercise price or base price, as applicable, (ii) an amount in cash equal to the product of (x) $10.00 multiplied by (y) the quotient obtained by dividing (A) 3,875.000 by (B) the fully diluted total shares of Envigo, (iii) a number of New Parent Warrants equal to the quotient obtained by dividing (x) 4,100,000 by (y) the fully-diluted total shares of Envigo and (iv) such holder’s pro rata share of certain payments under the Tax Receivable Agreement or (b) (i) a number of newly issued shares of AHPAC Common Stock equal to the Per Share Cash Consideration less the exercise or base price, as applicable, (ii) a number of shares of AHPAC Common Stock equal to the quotient obtained by dividing (x) 3,875,000 by (y) the fully diluted shares of Envigo, (iii) a number of New Parent Warrants equal to the quotient obtained by dividing (x) 4,100,000 by (y) the fully-diluted total shares of Envigo and (iv) such holder’s pro rata share of certain payments under the Tax Receivable Agreement.

Cash Component

Notwithstanding the ability of holders of Envigo Common Stock, Envigo Class A Warrants, Envigo Options and Envigo SARS make a cash election, the Transaction Agreement provides a limit on the amount of aggregate cash consideration to be to such holders of $100 million, subject to certain adjustments (the “Cash Component”). The aggregate amount of Envigo Common Stock, Envigo Series A Warrants, Envigo Options and Envigo SARs entitled to make a cash election is reduced pro rata among all such holders to the extent necessary so that the aggregate amount of cash consideration to paid to such holder does not exceed the Cash Component.

Listing of AHPAC Common Stock

The AHPAC Common Stock and AHPAC Warrants are expected to be listed on the NASDAQ Capital Market upon consummation of the Business Combination.

Governance

After the consummation of the Business Combination, AHPAC will have a single-tier board that will consist of seven directors: one executive director and six non-executive directors. Each of the AHPAC directors will serve until his or her successor is appointed or, if earlier, upon such director’s resignation, removal or death.

Covenants

The Transaction Agreement contains additional covenants of the parties, including, among others, covenants providing for (a) the parties to conduct their respective businesses in the ordinary course through the closing, (b) AHPAC and Envigo to cease discussions for alternative transactions, (c) AHPAC to prepare and file a proxy statement as promptly as reasonably practicable to solicit proxies from the AHPAC shareholders to vote on, among other matters, a proposal regarding the Business Combination, (d) the protection of, and access to, confidential information of the parties and (e) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Conditions to Consummation of the Business Combination

The consummation of the Business Combination is subject to customary closing conditions, including approval by AHPAC’s shareholders and the applicable waiting period under the HSR Act having expired or been terminated.  In addition, consummation of the Business Combination is subject to the availability of at least $260 million in cash at AHPAC, net of any redemptions.

Representations, Warranties and Covenants

The parties to the Transaction Agreement have made representations, warranties and covenants that are customary for transactions of this nature. The representations and warranties in the Transaction Agreement or in any instrument delivered pursuant to the Transaction Agreement will terminate and be of no further force and effect as of the effective time of the Second Merger and any liability for breach or violation thereof will terminate absolutely.

Termination

The Transaction Agreement may be terminated at any time prior to the effective time of the First Merger (whether before or after the required AHPAC shareholder approval has been obtained) by mutual written consent of AHPAC and Envigo, and in certain other circumstances, including if the Business Combination has not been consummated by January 31, 2018 and the delay in closing beyond such date is not due to the breach of the Transaction Agreement by the party seeking to terminate.

The foregoing description of the Transaction Agreement and the Business Combination do not purport to be complete and is qualified in its entirety by the terms and conditions of the Transaction Agreement and any related agreements. The Transaction Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Transaction Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about AHPAC or any other party to the Transaction Agreement. In particular, the representations, warranties, covenants and agreements contained in the Transaction Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Transaction Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Transaction Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in AHPAC’s public disclosures.

A copy of the Transaction Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Transaction Agreement is qualified in its entirety by reference thereto.

Registration Rights Agreement, Tax Receivable Agreement and Parent Sponsor Letter Agreement

Registration Rights Agreement

At the closing of the Business Combination, AHPAC, Parent Sponsor, certain other current holders of AHPAC common stock and warrants (the “Existing Holders”) and the existing stockholders of Envigo that receive AHPAC common stock (the “New Holders”, and together with the Existing Holders, the “Holders”) will enter into an Amended and Restated Registration Rights Agreement, providing for, among other things, customary registration rights, including demand and piggy-back rights, subject to cut-back provisions. Pursuant to the Registration Rights Agreement, the Holders will agree not to sell, transfer, pledge or otherwise dispose of shares of common stock or warrants in AHPAC it receives in connection with the Business Combination for either three or six months from the closing of the Business Combination.

Tax Receivable Agreement

In connection with the consummation of the transactions contemplated by the Transaction Agreement, AHPAC, Envigo and the Shareholder Representative will enter into a tax receivable agreement (the “Tax Receivable Agreement”). The Tax Receivable Agreement will generally provide for future payments by AHPAC to the holders of common stock and certain other interests in Envigo, as of the time immediately before the consummation of the transactions contemplated by the Transaction Agreement, related to 85% of the U.S. federal, state, local and U.K cash tax savings deemed realized by AHPAC and its subsidiaries in post-closing taxable periods as a result of (i) the utilization of net operating losses available to be carried forward as of the consummation of of the transactions contemplated by the Transaction Agreement and (ii) imputed interest deductions arising from payments under the Tax Receivable Agreement.

Parent Sponsor Letter Agreement

In connection with the execution and delivery of the Transaction Agreement, Avista Acquisition Corp., a Cayman Islands exempted company (the “Parent Sponsor”), and certain directors of AHPAC, who together own all of AHPAC’s issued and outstanding  Class B ordinary shares (the “Class B Shares”) (collectively with the Parent Sponsor, solely in their capacity as a holder of Class B Shares, the “Class B Holders”) have entered into a letter agreement (the “Parent Sponsor Letter Agreement”) pursuant to which, immediately prior to the consummation of the First Merger, the Class B Holders will surrender to AHPAC an aggregate 3,875,000 million Class B Shares and AHPAC will repurchase 4,100,000 warrants to purchase one-half of one AHPAC Class A ordinary share (“Class A Share”) (the “Private Placement Warrants”) for $0.50 per warrant in cash. The Parent Sponsor Letter Agreement is attached as Exhibit 10.10 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein. The AHPAC Warrants and AHPAC Common Stock to be issued in connection with the Transaction Agreement and the Business Combination will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Forward Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of AHPAC, Envigo or the combined company after completion of the Business Combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement and the proposed Business Combination contemplated therein; (2) the inability to complete the transactions contemplated by the Transaction Agreement due to the failure to obtain approval of the stockholders of AHPAC or other conditions to closing in the Transaction Agreement; (3) the ability to meet applicable listing standards following the consummation of the transactions contemplated by the Transaction Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Envigo as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that Envigo may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the final prospectus of AHPAC, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by AHPAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. AHPAC and Envigo undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein.

The forward-looking statements in this press release speak as of the date of this release. Although AHPAC may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by securities laws.

Disclaimer

This Current Report shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Current Report relates to a proposed Business Combination between AHPAC and Envigo.

Additional Information About the Business Combination

In connection with the proposed Business Combination between Envigo and AHPAC, AHPAC intends to file with the SEC a preliminary and definitive proxy statement and will mail a definitive proxy statement and other relevant documentation to AHPAC’s shareholders. AHPAC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein as these materials will contain important information about AHPAC, Envigo and the Business Combination. The definitive proxy statement will be mailed to AHPAC’s shareholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Shareholders will also be able to obtain a copy of the preliminary and definitive proxy statement once it is available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, NY 10022.

AHPAC shareholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about AHPAC and Envigo, once such documents are filed with the SEC.

Participants in the Solicitation

AHPAC and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from AHPAC’s shareholders in connection with the proposed Business Combination. Shareholders are urged to carefully read the proxy statement regarding the proposed Business Combination when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of AHPAC’s shareholders in connection with the proposed Business Combination will be set forth in the proxy statement when it is filed with the SEC. Information about AHPAC’s executive officers and directors also will be set forth in the proxy statement relating to the proposed Business Combination when it becomes available.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Exhibit

2.1

Transaction Agreement, dated August 21, 2017, by and among Avista Healthcare Public Acquisition Corp., Avista Healthcare Merger Sub, Inc., Avista Healthcare NewCo, LLC and Envigo International Holdings, Inc.

10.10	Parent Sponsor Letter Agreement, dated August 21, 2017, by and among Avista Healthcare Public Acquisition Corp., Avista Acquisition Corp., and certain individuals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avista Healthcare Special Acquisition Corp.

By:	/s/ Benjamin Silbert
Name:	Benjamin Silbert
Title:	General Counsel and Secretary

Date: August 21, 2017

Exhibit Index

Exhibit Number	Title

2.1

Transaction Agreement, dated August 21, 2017, by and among Avista Healthcare Public Acquisition Corp., Avista Healthcare Merger Sub, Inc., Avista Healthcare NewCo, LLC and Envigo International Holdings, Inc.

10.10	Amended and Restated Registration Rights Agreement, dated August 21, 2017, by and among Avista Healthcare Public Acquisition Corp., Avista Acquisition Corp., and certain individuals.